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                                                                  EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 23, 1998 included in Enron Corp.'s Form 8-K dated March 19, 1998 and Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                             /s/ ARTHUR ANDERSEN LLP
                                             -----------------------
                                                 ARTHUR ANDERSEN LLP






Houston, Texas
January 11, 1999